CONTINGENCIES	12 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

NOTE 14 — CONTINGENCIES

Irish Data Protection Commission Matter

In 2018, the Irish Data Protection Commission (“IDPC”) began investigating a complaint against LinkedIn as to whether LinkedIn’s targeted advertising practices violated the recently implemented European Union General Data Protection Regulation (“GDPR”). Microsoft cooperated throughout the period of inquiry. In October 2024, the IDPC provided LinkedIn with a final decision alleging GDPR violations and assessing a fine. In November 2024, LinkedIn appealed the final decision. A preliminary hearing was held in December 2025. The court issued a ruling on the standard of appeal, which the IDPC may appeal.

Other Contingencies

We also are subject to a variety of other claims and suits that arise from time to time in the ordinary course of our business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact in our consolidated financial statements, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

As of June 30, 2026, we accrued aggregate legal liabilities of $553 million. While we intend to defend these matters vigorously, adverse outcomes that we estimate could reach approximately $400 million in aggregate beyond recorded amounts are reasonably possible. Were unfavorable final outcomes to occur, there exists the possibility of a material adverse impact in our consolidated financial statements for the period in which the effects become reasonably estimable.